                                                  Advanta Corp. and Subsidiaries

EXHIBIT 21

                   CURRENT LIST OF SUBSIDIARIES OF REGISTRANT

                 Advanta Corp. (DE)
                    Advanta Residual Holding Corp. (DE)
                       Colonial National Corp. (DE)
                             Colonial National Bank USA
                             Colonial Mortgage Management Corp. (CA) (Inactive)
                    Advanta Financial Corp. * (UT)
                       Advanta National Bank
                       Advanta GP Corp. (DE)
                             Advanta 101 GP Corp. (DE)
                       Advanta Investment Corp. (DE)
                       Advanta Leasing Holding Corp. (DE)
                             Advanta Business Services Corp. (DE) **
                                   Advanta Leasing Receivables Corp. (DE)
                                   Advanta Leasing Receivables Corp. II (DE)
                                   Mt. Vernon Leasing, Inc. (NJ)
                       Advanta Service Corp. (DE)
                       Advanta Life Insurance Company (AZ)
                       Advanta Insurance Company (AZ)
                       TSO National Life Insurance Company (AZ)
                       Direct National Life Insurance Company (AZ)
                       AICM, Inc. (AZ) (Inactive)
                       Advanta Name Corp. (DE)
                       Advanta Advertising, Inc. (DE)
                       Advantennis Corp. (DE)
                       Colonial National Automotive Financial Corp. (DE) Advanta Mortgage Holding Company (DE)
                             Advanta Mortgage Corp. USA (DE)
                                   Advanta Finance Corp. (NV)
                             Advanta Mortgage Corp. Midatlantic (PA)
                                   Advanta Financial Investments, Corp. (PA)
                             Advanta Mortgage Corp. Midatlantic II (PA)
                             Advanta Mortgage Corp. of New Jersey (NJ)
                             Advanta Mortgage Corp. Northeast (NY)
                             Advanta Mortgage Corp. Midwest (PA)
                             Advanta Mortgage Corp. Inc. (DE)
                             Advanta Nominee Services, Inc. (DE)
                                   Advanta Mortgage Conduit Services, Inc. (DE)
                                        Advanta Mortgage Receivables, Inc. (DE)


*  Formerly Colonial National Financial Corp.
** Formerly Advanta Leasing Corp.